UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

_________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

June 25, 2025

Dear Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), which will be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 1:30 p.m., Central Time, on Thursday, September 18, 2025. At the Annual Meeting, stockholders will be asked to consider and vote upon:

•
the election of five director nominees listed in the Proxy Statement;
•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
•
such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.

Management and the Board of Directors unanimously recommend that you vote FOR all nominees for director listed in the Proxy Statement and FOR the appointment of KPMG LLP as our independent registered public accounting firm for 2025.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or attend the Annual Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2025:

Our Proxy Statement, proxy card and 2024 Annual Report on Form 10-K are available at
www.ProxyVote.com, and can be accessed by using your 16-digit control number or by scanning your QR barcode and then following the instructions located on your Notice of Internet Availability or proxy card.

On behalf of the Board of Directors and management, I thank you for your continuing support.

Sincerely,

/s/ Denise C. Kramer

Denise C. Kramer

Chief Executive Officer and Director

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

We hereby notify you that InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), is holding its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 1:30 p.m., Central Time, on Thursday, September 18, 2025. At the Annual Meeting, stockholders will be asked to consider and vote upon:

1.
the election of five director nominees listed in the Proxy Statement;
2.
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
3.
such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on June 23, 2025, the record date for the Annual Meeting.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning their proxy card. We are pleased to use the “notice and access” method of providing proxy materials to our stockholders over the internet. We believe this method will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve natural resources. Our proxy materials will be made available on or about July 1, 2025. We will mail, or electronically deliver to those who have consented, a notice of internet availability of proxy materials (the “Notice of Internet Availability”), which will indicate how to access our proxy materials, as well as how to request a paper copy. Voting instructions are printed on your proxy card and included in the Notice of Internet Availability and in our Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote during the Annual Meeting.

If you plan on attending the Annual Meeting, you will need to bring photo identification in order to be admitted. To attend and obtain directions to the Annual Meeting, please call the Company at 866-694-6526.

Sincerely,

/s/ Cathleen M. Hrtanek

Cathleen M. Hrtanek

Secretary

June 25, 2025

i

AUDIT COMMITTEE REPORT	30
ANNUAL REPORT	31
OTHER MATTERS	31
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	31
HOUSEHOLDING OF PROXY MATERIALS	31

ii

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

PROXY STATEMENT FOR
2025 Annual Meeting OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2025

This Proxy Statement is being furnished by and on behalf of the Board of Directors of InPoint Commercial Real Estate Income, Inc., a Maryland corporation (our “Board of Directors”), in connection with the solicitation of proxies to be voted at our 2025 annual meeting of stockholders (the “Annual Meeting”). A notice of availability of proxy materials (the “Notice of Internet Availability”) will be first mailed, or electronically delivered to those who have consented, on or about July 1, 2025 to stockholders of record as of the close of business on June 23, 2025 (the “Record Date”). Our 2024 Annual Report on Form 10-K is available on our website at www.inland-investments.com/inpoint. The words “InPoint Commercial Real Estate Income,” “we,” “our,” “us,” and “our company” refer to InPoint Commercial Real Estate Income, Inc., together with its consolidated subsidiaries, including InPoint REIT Operating Partnership, LP (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner, unless the context requires otherwise. The term “Advisor” refers to Inland InPoint Advisor, LLC, our advisor. The Advisor is a wholly owned indirect subsidiary of Inland Real Estate Investment Corporation (“IREIC”), a member of The Inland Real Estate Group of Companies, Inc. (“Inland”).

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the Proxy Statement, we answer some common questions regarding the Annual Meeting and the voting of shares at the Annual Meeting.

Where and when will the Annual Meeting be held?

The Annual Meeting will be held at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 1:30 p.m., Central Time, on Thursday, September 18, 2025.

What is this document and why have I received it?

This Proxy Statement and a proxy card are being furnished to you, as a stockholder of InPoint Commercial Real Estate Income, Inc., because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.

Our proxy materials, including this Proxy Statement, a proxy card and our 2024 Annual Report on Form 10-K, will be made available on or about July 1, 2025. We will mail, or electronically deliver to those who have consented, a Notice of Internet Availability of proxy materials to all stockholders of record entitled to vote at the Annual Meeting, which will indicate how to access our proxy materials, as well as how to request a paper copy.

What am I voting on?

There are two proposals scheduled to be considered and voted on at the Annual Meeting:

•
Proposal 1: Election of five director nominees listed herein; and
•
Proposal 2: Ratification of the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2025.

What is the required vote for approval of each proposal?

•
Proposal 1: Election of five director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees.
•
Proposal 2: Ratification of the appointment of KPMG as our independent registered public accounting firm the year ending December 31, 2025. A majority of the votes cast on the auditor ratification proposal at the Annual Meeting in person or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

There is no cumulative voting for these proposals, and appraisal rights are not applicable to the matters being voted upon.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

•
FOR the election of each of the five director nominees listed herein; and
•
FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

Who can vote?

Holders of record of our shares of common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 745,881 Class A shares, 48,015 Class D shares, 470,980 Class I shares, 8,562,777 Class P shares, and 290,345 Class T shares of our common stock issued and outstanding, and a total of 10,117,998 shares of our common stock issued and outstanding. You are entitled to one vote for each share of common stock you held as of the Record Date. There were no Class S shares issued and outstanding as of the Record Date.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:

•
via the Internet by going to www.ProxyVote.com or scanning the QR Barcode on the Notice of Internet Availability or proxy card provided to you and then in each case following the on-screen directions. Please have your notice or proxy card in hand when accessing the website, as they contain a 16-digit control number required to record your voting instructions via the Internet;
•
by phone by calling the number listed on your proxy card, 1-800-690-6903, and following the recorded instructions. You will need the 16-digit control number included on your Notice of Internet Availability and proxy card in order to record your voting instructions by telephone; or
•
by mail by marking, signing, dating and returning your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Additionally, you may vote during the Annual Meeting by registering to participate in the Annual Meeting by following the instructions set forth below under “How do I vote my shares in person at the Annual Meeting?”

If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See your Notice of Internet Availability or proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and vote in person, you must bring a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

How can I authorize a proxy to vote over the Internet or by telephone?

To authorize a proxy to vote electronically via the Internet, go to www.ProxyVote.com or scan the QR Barcode on the proxy card provided to you and follow the instructions. Please have your Notice of Internet Availability or proxy card in hand when accessing the website, as they contain a 16-digit control number or QR barcode either of which can be used to record your voting instructions via the Internet.

You may authorize your proxy by dialing 1-800-690-6903 from a touch-tone telephone and following the recorded instructions. You will need the 16-digit control number included on your Notice of Internet Availability or proxy card in order to record your voting instructions by telephone.

You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, September 17, 2025, the day before the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all five director nominees as directors and to approve the ratification of the appointment of KPMG as our independent registered public accounting firm for 2025.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•
executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than September 17, 2025;
•
authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on September 17, 2025;

•
sending a written statement revoking your proxy to our Secretary or any corporate officer of our company, provided such statement is received no later than September 17, 2025; or
•
attending the Annual Meeting and voting your shares during the Annual Meeting.

Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. Attention: Cathleen M. Hrtanek, Secretary. New paper proxy cards should be sent to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record as of the close of business on the Record Date and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proof of stock ownership. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Do I need a ticket to be admitted to the Annual Meeting?

If you plan on attending the Annual Meeting in person, please call 866-694-6526, so that we can arrange for your participation. You will need your proof of identification along with proof of stock ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your stock ownership, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the Annual Meeting?

Yes, all stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES, OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING.

What constitutes a quorum?

Actions may be taken by the stockholders at the Annual Meeting only if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the Annual Meeting. The presence, either in person or by proxy, at the Annual Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy electronically or telephonically to vote, your shares will be counted to determine whether we have a quorum even if you abstain or fail to properly instruct your proxy how to vote as indicated in the proxy materials. Broker non-votes, signed but unmarked proxy cards and abstentions will also be considered present for the purpose of determining whether we have a quorum.

What is a broker non-vote?

A “broker non-vote” occurs when a broker or intermediary that is the record holder but not the beneficial owner of shares is considered present at the Annual Meeting, for example, by voting for one or more proposals over which it has voting discretion or has received voting instructions from the beneficial owner, but does not vote on one or more other proposals because the broker does not have discretionary voting power for those other proposals because the proposals are considered non-routine and the broker did not receive voting instructions on those other proposals from the beneficial owner.

Who will count the votes?

Representatives of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), our solicitor, will count the votes and will serve as the independent inspector of election.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the date of the Annual Meeting.

How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?

You can request a free paper or email copy of this Proxy Statement or other information filed with the SEC relating to this solicitation by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated in your proxy card) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Where can I get more information about InPoint Commercial Real Estate Income?

We have provided you with a Notice of Internet Availability to access our 2024 Annual Report on Form 10-K that contains our audited financial statements, which is also available on our website, www.inland-investments.com/inpoint, and on the SEC’s website, www.sec.gov. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information about our company on our website, www.inland-investments.com/inpoint.

How is this solicitation being made?

We are using the “notice and access” method of providing proxy materials to our stockholders over the internet and mailing a Notice of Internet Availability, which will indicate how to access our proxy materials, as well as how to request a paper copy. We believe this method will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve natural resources. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. We have hired Broadridge to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. The expenses in connection with this solicitation, including preparing and delivering these proxy materials, will be borne by us and we will pay Broadridge customary fees and expenses for these services. We estimate the costs associated with solicitation, preparing and delivering the proxy materials and Broadridge’s fees and expenses to be approximately $61,000. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of our common stock held as of record as of the close of business on the Record Date. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

PROPOSAL 1 — ELECTION OF DIRECTORS

There are currently five members of our Board of Directors. On May 8, 2025, our Board of Directors unanimously nominated the five directors listed below for re-election to our Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless our Board of Directors acts to reduce the size of our Board of Directors in accordance with our bylaws. Our Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of January 1, 2025 and existing positions with us of the nominees are as follows:

Name	Age	Position
Donald MacKinnon	60	President and Chairman of the Board
Denise C. Kramer	46	Chief Executive Officer and Director
Norman A. Feinstein	77	Independent Director
Cynthia Foster Curry	62	Independent Director
Robert N. Jenkins	73	Independent Director

The principal occupations and certain other information about the nominees, including their length of service as directors, are set forth below.

Donald MacKinnon is our President, Chairman of the Board, and a Portfolio Manager of SPCRE InPoint Advisors, LLC (the “Sub-Advisor”), positions he has held since October 2016, December 2024, and September 2016, respectively. Mr. MacKinnon served as the President and Chief Operating Officer of Realty Finance Trust, Inc. (“RFT”), and its advisor from January 2013 to November 2015, and as President of RFT and its advisor from November 2014 to November 2015. From May 2011 through December 2012, Mr. MacKinnon served as Senior Vice President and head of High Yield Portfolio Management for Cole Real Estate Investments, Inc. (“Cole”), where he invested approximately $350 million in credit sensitive CMBS and mezzanine loans for Cole. From July 2008 to March 2011, Mr. MacKinnon was a partner with EndPoint Financial, LLC where he provided CMBS advisory and real estate workout services. From January 2004 through March 2007, Mr. MacKinnon was a Managing Director at Nomura Securities International where he managed the North American Structured Credit Trading businesses including commercial real estate and asset backed securities. Prior to joining Nomura, Mr. MacKinnon served as President and Chief Executive Officer of REALM, Inc., a privately owned real estate software and services company primarily owned by Hicks Muse Tate and Furst, CMGI and T.H. Lee Putnam Equity Partners. Prior to REALM, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and Manager of the European Asset Securitization Group at Donaldson Lufkin & Jenrette (“DLJ”). Prior to joining DLJ in 1992, Mr. MacKinnon worked in the Real Estate Finance Group at Salomon Brothers, Inc. on a variety of commercial real estate debt and equity transactions. Mr. MacKinnon also served on the board of directors for CRIIMI Mae, Inc. (NYSE: CMM) from 2001 to 2003. Mr. MacKinnon holds a B.A. in Economics from Ohio Wesleyan University and an M.B.A. from the Harvard Business School. We believe that Mr. MacKinnon’s experience as Chief Operating Officer and President of RFT, his prior experience as an officer of Cole and his significant finance experience make him well qualified to serve as a member of our Board of Directors.

Denise C. Kramer is our Chief Executive Officer and one of our directors, positions she has held since December 2024. Ms. Kramer also serves as President of Inland InPoint Advisor, LLC, a position she has held since December 2021. Since December 2022, Ms. Kramer has also served as Senior Vice President, Investment Product Management of IREIC. In this role, Ms. Kramer is responsible for directing the daily operations of real estate programs on Inland’s platform, including coordination with asset management, property management, legal, sales, marketing, operations, accounting and other functional areas. Ms. Kramer also serves as Chief Operating Officer and Lead Portfolio Manager of IPC Alternative Real Estate Income Trust, Inc. (“ALT REIT”). Ms. Kramer began her career with Inland in 2016, serving as Senior Vice President, Investment Product Research for Inland Securities Corporation, Inland’s managing broker dealer. Prior to joining Inland, Ms. Kramer served as Director of Investment

Research at Advisor Group from January 2010 to August 2016 where she was responsible for the oversight of due diligence on all packaged products made available on Advisor Group’s platforms including real estate private placements, REITs and interval funds. Ms. Kramer has a B.A. in accounting from the University of Maine and a Master’s degree in finance from Northeastern University, she holds Series 7 and 66 licenses with FINRA, and is a CFA Charterholder. We believe that Ms. Kramer’s experience with IREIC as well as her role as Chief Operating Officer of ALT REIT make her well qualified to serve as a member of our Board of Directors.

Norman A. Feinstein is one of our independent directors, a position he has held since October 2016. Mr. Feinstein currently serves as the Chief Executive Officer of Aspen Real Estate Capital, LLC, a real estate advisory firm, and has served in this role since October 1, 2019. Previously, Mr. Feinstein served as Vice Chairman of The Hampshire Companies (“Hampshire”), a full-service, privately held, fully-integrated real estate firm with assets valued at over $2.5 billion, from December 1998 to October 2019. While at Hampshire, Mr. Feinstein also served as Fund Manager of The Hampshire Generational Fund and as a member of Hampshire’s Investment Committee since January 2005. In his prior role, he also sourced acquisitions and new opportunities and engaged with investors on behalf of Hampshire. Prior to joining Hampshire in 1998, Mr. Feinstein had been a practicing attorney for more than 25 years, specializing in real estate law. During his career, he was a real estate owner and operator of commercial and residential properties and has served as President and Counsel to the New Jersey Apartment Association and was a Regional Vice President of the National Apartment Association. Mr. Feinstein also served as a member of the board of directors of Malvern Bancorp, Inc. and Malvern Federal Savings Bank from June 2016 to July 1, 2023. His term expired in connection with the merger of Malvern Bancorp, Inc. and First Bank, NJ. Mr. Feinstein holds a B.A. in the College of Liberal Arts and Sciences from the University of Connecticut and a J.D. from Suffolk University Law School. We believe that Mr. Feinstein’s commercial real estate experience makes him well qualified to serve as a member of our Board of Directors.

Cynthia Foster Curry is one of our independent directors, a position she has held since October 2016. Ms. Foster Curry was formerly the Chief Revenue Officer of LEX-Markets from January 2021 to January 2022. LEX-Markets was a commercial real estate marketplace that took commercial buildings public through single-asset initial public offerings. From January 2015 to January 2021, Ms. Foster Curry served as President, National Office Brokerage and Valuation of Colliers International (“Colliers”), where she lead Colliers’ national office platform across service lines including office leasing, tenant and landlord representation, investment sales, leasing agency, property management and valuation. Prior to joining Colliers, Ms. Foster Curry served as Executive Managing Director at Cushman & Wakefield Inc. from June 2001 to January 2015. Ms. Foster Curry has also worked in the real estate investment banking group at Lazard Ltd., where she focused on large portfolio restructurings. Ms. Foster Curry has over 25 years of experience leading significant commercial real estate transactions and developing new business initiatives for multinational clients across a wide geographic range. Ms. Foster Curry has served as a member of the Board of Directors, the Audit Committee, and the Compensation Committee, as well as the Chairperson of the Nominating and ESG Committee, of SITE Centers Corp., a publicly traded retail REIT (NYSE: SITC), since September 2024. Ms. Foster Curry also serves as a director and as a member of the Audit Committee of the global commercial brokerage firm Avison Young, positions she has held since April 2024. In both 2015 and 2008, Ms. Foster Curry was named one of Real Estate Forum's “Most Influential Women in Real Estate.” In addition, Ms. Foster Curry has been honored as one of the “Top Women in Real Estate” by Sokol Media and received the Chairman’s Leadership Award in 2022 by the Museum of the City of NY. Ms. Foster Curry has served on the President’s Council of the Real Estate Roundtable and as an ULI Trustee. Ms. Foster Curry is active in the New York City community. She is on the Board of Trustees and the Executive Committees of the Hospital for Special Surgery (HSS) and the Museum of the City of New York. Ms. Foster Curry holds a B.A. in the History of Science from Skidmore College and an M.B.A. from Harvard University. Ms. Foster Curry is a licensed real estate broker in the State of New York. We believe that Ms. Foster Curry’s 25 years of experience in commercial real estate transactions make her well qualified to serve as a member of our Board of Directors.

Robert N. Jenkins is one of our independent directors, a position he has held since October 2016. Mr. Jenkins has also served as Executive Vice President of Municipal Capital Appreciation Partners (“MCAP”), from June 2016 until May 2021, where he was responsible for multifamily acquisitions and dispositions, and fund marketing and administration. Prior to joining MCAP, Mr. Jenkins served as Executive Director at W. P. Carey Inc. from January 2003 to March 2016, where he was responsible for the mortgage financing activities in the domestic net leased portfolio and for hotel acquisition financing in two managed funds. Previously, Mr. Jenkins was a Vice President at MetLife Real Estate Investments, where he headed the Real Estate Capital Markets Group and served as a senior member of the real estate department. Prior to joining MetLife Real Estate Investments, Mr. Jenkins worked for several real estate firms, including Eastdil Secured, LLC and Trammell Crow Company. Mr. Jenkins holds a B.A. in English from Colorado College and an M.B.A. from Columbia University Graduate School of Business. We believe that Mr. Jenkins’ commercial real estate and finance experience makes him well qualified to serve as a member of our Board of Directors.

At the Annual Meeting, we will vote each valid proxy returned to us for the nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than nine nominees for director. While our Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our Board of Directors may designate.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors

Our business is managed by the Advisor, subject to the oversight and direction of our Board of Directors. Our Board of Directors has five members and is currently comprised of Messrs. MacKinnon, Feinstein, and Jenkins and Mses. Kramer and Foster Curry.

General

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board of Directors is responsible for directing the management of our business and affairs. Our Board of Directors has retained the Advisor which is responsible for coordinating the management of our day-to-day operations. The Advisor has retained the Sub-Advisor to provide certain of its advisory services on its behalf including originating, acquiring and managing our investments, subject to the supervision of our Board of Directors.

Our charter and bylaws provide that the number of our directors may be established by a majority of our Board and our charter has initially set the number of directors at five. Our bylaws further provide that the number of directors may not be more than 15. Our charter also provides that a majority of our directors must be independent of us, the Advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. We currently have five directors, three of whom are independent, as defined in our charter and by the independence rules of the New York Stock Exchange. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director.

Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

Director Independence

Our charter provides that a majority of our directors must be independent of us, the Advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. We currently have five directors, three of whom are independent, as defined in our charter and by the independence rules of the New York Stock Exchange. The definition of independence used by our company is available on our website, www.inland-investments.com/inpoint, under the “Corporate Governance” tab. An independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with the Advisor or the Sub-Advisor. Our charter requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience. We refer to any director who is not independent as an “affiliated director.” At the first meeting of our Board of Directors consisting of a majority of independent directors, our charter was reviewed and approved by a vote of our Board of Directors, including a majority of our independent directors, in accordance with the requirements of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”).

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Feinstein and Jenkins and Ms. Foster Curry are “independent” members of our Board of Directors under all applicable standards for independence, including with respect to committee service on our Board of Directors’ Audit Committee (our “Audit Committee”).

Board of Directors Composition

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees, including our directors who do not qualify as independent directors. Our Board of Directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our Board of Directors has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our Board of Directors, our Board of Directors considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of our Board of Directors, may or may not impact our Board of Directors’ view as to the candidate. In evaluating director candidates, our Board of Directors considers all factors that it deems relevant.

In recommending director nominees to our Board of Directors, our Board of Directors solicits candidate recommendations from its current members and our management. Our Board of Directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In evaluating the persons recommended as potential directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a) of our bylaws. See “Procedures for Nominating Directors” below.

In conducting its annual self-assessment and nominating the director nominees, our Board of Directors determined that each director nominee has the business experience, skills, perspectives, independent and diversity in relation to our company’s needs. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our Board of Directors and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.

Advisor and Sub-Advisor Board Nomination Rights

Our bylaws require that nominees for election as a director, whether by the stockholders or by our Board of Directors, shall include such number of individuals as are entitled to be designated for nomination pursuant to the Amended and Restated Advisory Agreement by and among our company, the Operating Partnership and the Advisor (the “Advisory Agreement”) and the Amended and Restated Sub-Advisory Agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”). For so long as the Advisory Agreement and the Sub-Advisory Agreement are in effect, and subject to our charter and bylaws, the Advisor and the Sub-Advisor shall each have the right to designate for nomination, subject to the approval of such nomination by our Board of Directors, one director to the slate to be voted on by the stockholders; provided however, that in the event the number of directors constituting our Board of Directors is increased by a vote of our Board of Directors pursuant to the charter and bylaws, such number of director nominees which each of the Advisor and the Sub-Advisor is entitled shall be increased as necessary by a number that will result in such nominees representing not less than 20% of the total number of directors. We refer to the director designated for nomination by the Advisor as the “Advisor affiliated director nominee” and the director designated for nomination by the Sub-Advisor as the “Sub-Advisor affiliated director nominee.” The Advisor and the Sub-Advisor shall also have the right to consult with each other and jointly designate for nomination, subject to the approval of such nomination by our Board of Directors, three individuals to serve as independent directors; provided, however, that in the event the number of directors constituting our Board of Directors is increased by a vote of our Board of Directors pursuant to our charter and bylaws, such number of independent director nominees which the Advisor and the Sub-Advisor are entitled to designate shall be increased as necessary by a number that will result in such nominees representing not less than the minimum number of independent directors required under applicable law and pursuant to our charter and bylaws.

Procedures for Nominating Directors

Proposals to elect directors at an annual or special meeting must be brought in accordance with our bylaws. Our bylaws provide that nominations of individuals for election to our Board of Directors may be made at an annual meeting of stockholders (i) pursuant to our notice of meeting, (ii) by or at the direction of our Board of Directors or (iii) by any stockholder of our company who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

For any nomination to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our corporate secretary. To be timely, a stockholder’s notice must set forth all information required under Section 11 of our bylaws and must be delivered to the secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in connection with our first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting does not commence a new time period for the giving of a stockholder’s notice as described above.

With respect to special meetings of stockholders, only the business specified in the notice of the special meeting may be brought at that meeting. Nominations of individuals for election to our Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of our Board of Directors or (ii) provided that the special meeting has been called for the purpose of electing directors, by any stockholder of our company who is a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in Section 11 of our bylaws. In the event we call a special meeting of stockholders for the purpose of electing one or more individuals to our Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in our notice of meeting, if the stockholder’s notice, containing the information required by Section 11 of our bylaws, is delivered to our corporate secretary at our principal executive office not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting does not commence a new time period for the giving of a stockholder’s notice as described above.

Director Vacancies

A vacancy created by the death, resignation, adjudicated incompetence or other incapacity of a director or a vacancy following the removal of a director may be filled by a vote of a majority of the remaining directors, and a vacancy created by an increase in the number of directors may be filled by a vote of a majority of the entire Board of Directors. In the case of a vacancy in the position of the Advisor affiliated director nominee or the Sub-Advisor affiliated director nominee, the director to be elected by our Board of Directors to fill the vacancy must also be nominated by the Advisor or the Sub-Advisor, as applicable. In the case of the vacancy regarding an independent director position, the director must also be nominated by the remaining independent directors in consultation with the Advisor and the Sub-Advisor, in accordance with their nomination rights as set forth in our bylaws and the Advisory Agreement and the Sub-Advisory Agreement. If there are no remaining independent directors, then a majority vote of the remaining directors will be sufficient to fill a vacancy among our independent directors’ positions. If at any time there are no independent or affiliated directors in office, successor directors will be elected by the stockholders. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his successor is duly elected and qualifies.

Responsibilities of Directors

The responsibilities of our Board of Directors include the following:

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approve and oversee our overall investment strategy, which consists of elements such as investment selection criteria, diversification strategies and asset disposition strategies;
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establish investment guidelines that govern our investments in commercial real estate (“CRE”) debt and securities, and equity investments in single-tenant, net leased properties and limit the types of investments that may be originated or acquired and, depending on the type of transaction, the extent to which the Sub-Advisor may execute investment and disposition transactions without specific approval from our Board of Directors;
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approve and oversee our debt financing strategies;
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approve and monitor the relationship among us, our Operating Partnership, and the Advisor and the Sub-Advisor;
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review our fees and expenses on at least an annual basis and with sufficient frequency to determine that the expenses incurred are in the best interest of our stockholders;
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adopt valuation guidelines to be used in connection with the calculation of our net asset value (“NAV”) and monitor compliance with the valuation guidelines;
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determine our distribution policy and authorize distributions from time to time; and
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oversee our share repurchase plan (“SRP”).

In order to address potential conflicts of interest, our charter requires that a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in the transaction approve any transaction with any of our directors, Inland, Sound Point or affiliates of any of the foregoing. The independent directors are also responsible for reviewing the performance of the Advisor at least annually and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that the provisions of the Advisory Agreement are being carried out.

In fulfilling his or her duties to us, each director will be bound by our charter. The directors are not required to devote all of their time to our business and are only required to devote the time to our affairs as their duties may require. Our Board of Directors will generally meet quarterly or more frequently if necessary, in addition to meetings of the various committees of our Board of Directors described below. It is not expected that the directors will be required to devote a substantial portion of their time to discharge their duties as directors. Consequently, in the exercise of their fiduciary responsibilities, the directors will rely heavily on the Advisor and the Sub-Advisor.

Committees of our Board of Directors

Our Board of Directors is responsible for supervising our entire business. However, pursuant to our charter, our Board of Directors may delegate some of its powers to one or more committees as deemed appropriate by our Board of Directors, provided that each committee consists of at least a majority of independent directors.

Our Board of Directors currently has one standing committee: our Audit Committee. Our Audit Committee charter is available on our website, www.inland-investments.com/inpoint, under the “Corporate Governance” tab.

Our Audit Committee consists of Norman A. Feinstein, Cynthia Foster Curry and Robert N. Jenkins, each of whom is an independent director. Mr. Jenkins serves as the chairman of our Audit Committee and as an audit committee financial expert as that term is defined by the SEC. Our Audit Committee assists our Board of Directors in overseeing our accounting and financial reporting processes, the integrity and audits of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal and independent registered public accounting firm. In addition, our Audit Committee selects the independent registered public accounting firm to audit our annual financial statements and reviews with the independent registered public accounting firm the plans and results of the audit engagement. Our Audit Committee also approves the audit and non-audit services provided by the independent registered public accounting firm and the fees we pay for these services.

Meetings

Directors are expected to attend Board of Directors meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2024, our Board of Directors held eight meetings and our Audit Committee held four meetings. Each director attended at least 75% of the combined number of meetings of our Board of Directors and meetings of committees on which they served during the period in 2024 in which they served as a director or member of such committee, as applicable.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. All of our directors, with the exception of Mr. Sabshon and Ms. Foster Curry, were present, in person or telephonically, at our 2024 annual meeting of stockholders.

Executive Sessions

Our independent directors periodically hold executive sessions at which management is not present. Our Corporate Governance Guidelines provide that the presiding independent director, if any, or a director designated by the independent directors shall serve as such presiding director.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Our offices of Chairman of our Board of Directors and Chief Executive Officer are held by Mr. MacKinnon and Ms. Kramer, each a non-independent director, respectively. Our Board of Directors has not appointed a lead independent director. Our Board of Directors believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing our Board of Directors and management to benefit from Mr. MacKinnon’s and Ms. Kramer’s extensive executive leadership and operational experience. Our Board of Directors will continue to monitor and evaluate the appropriateness of our board leadership structure.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. The Advisor is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and our Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with the Advisor, Sub-Advisor, and our executive officers.

In connection with their oversight of risks to our business, our Board of Directors and our Audit Committee consider feedback from the Advisor and Sub-Advisor concerning the risks related to our business, operations and strategies. Our Audit Committee also assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. We have no employees, and our officers are compensated by the Advisor, Sub-Advisor, or their respective affiliates. We do not directly pay compensation to the Advisor’s officers and employees for their services as such, so we do not have compensation policies and practices that create risks that are reasonably likely to have a material adverse effect on us. See “Transactions with Related Persons and Certain Control Persons” below for a discussion of how we manage our relationship with the Advisor. Our Board of Directors and our Audit Committee oversee our cybersecurity risk exposures and the steps taken by management to identify, monitor and mitigate cybersecurity risks to align our risk exposure with our strategic objectives. With respect to such cybersecurity risk oversight, our Board of Directors and/or our Audit Committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing us and the Advisor, the Sub-Advisor, and Inland Securities Corporation (the “Dealer Manager”) and the measures we, the Advisor, the Sub-Advisor and the Dealer Manager are taking to mitigate such risks. In addition to such reports and updates, our Board of Directors and/or our Audit Committee receive updates from management as to changes to our and the Advisor’s, the Sub-Advisor’s and the Dealer Manager’s cybersecurity risk profile or certain newly identified risks. In the event of an incident, we intend to follow Inland’s incident response plan, which outlines the steps to be followed from incident identification, mitigation, recovery and notification to legal counsel, senior leadership and the Board of Directors or Audit Committee, as appropriate.

Corporate Governance

Code of Ethics

Our Board of Directors has adopted a code of ethics applicable to our directors, officers and employees. Copies of the code of ethics, including any amendments and waivers thereto, are available to any stockholder, without charge, (i) on our website at www.inland-investments.com/inpoint or (ii) by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Any waiver of the Code of Ethics may be made only by our Board of Directors or our Audit Committee and will be promptly disclosed as required by law. Any modifications to the Code of Ethics will be reflected on our website.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, agents, and representatives that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.

Annual Board of Directors Self-Assessment

Our Board of Directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it and our Audit Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

Stockholder Nominations and Communications Policy

Stockholders may communicate with our Board of Directors or any of its directors. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to our Secretary, c/o InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairperson, InPoint Commercial Real Estate Income, Inc. Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our Board of Directors. The purpose of this screening is to avoid having our Board of Directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our Board of Directors, our Audit Committee or the relevant individual director(s), as appropriate. All communications directed to our Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to our Audit Committee.

Hedging Policy

The insider trading policy of IREIC and its affiliated entities, including the Advisor, prohibits officers, directors and employees of these entities, including certain of our executive officers, from engaging, without the prior written consent of the applicable employer, in hedging or monetization transactions such as zero-cost collars and forward sale contracts that allow a person to lock in a portion of the value of his or her shares in any entity sponsored by or advised by IREIC or by any of its direct or indirect subsidiaries. This includes shares of our common stock. Because there is no established public trading market for our common stock and we do not have any employees, our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our sponsor and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Executive Officers

The following table sets forth the positions, ages as of January 1, 2025 and selected biographical information for our executive officers. Biographical information for Ms. Kramer and Mr. MacKinnon is provided above under “Proposal 1 — Election of Directors — Nominees for Election as Directors.”

Name	Age	Position
Denise C. Kramer	46	Chief Executive Officer and Director
Donald MacKinnon	60	President and Chairman of the Board
Catherine L. Lynch	66	Chief Financial Officer and Treasurer
Matthew Donnelly	54	Chief Investment Officer
Cathleen M. Hrtanek	48	Secretary

Catherine L. Lynch is our Chief Financial Officer and Treasurer, positions she has held since October 2016, and the Chief Financial Officer and Treasurer of the Advisor, positions she has held since August 2016. Ms. Lynch joined Inland in 1989 and has been a director of The Inland Group, LLC (formerly The Inland Group, Inc.) since June 2012. She serves as the Treasurer and Secretary (since January 1995), the Chief Financial Officer (since January 2011) and a director (since April 2011) of IREIC and as a director (since July 2000) and Chief Financial Officer and Secretary (since June 1995) of the Dealer Manager. She has served as a director and as the Chairperson of the Board of Inland Real Estate Income Trust, Inc. (“IREIT”) since May 2025; she previously held the positions of Chief Financial Officer and Treasurer of IREIT from April 2014 to May 2025, and as a director of its business manager from August 2011 to May 2025. Ms. Lynch also served as Chief Financial Officer of Inland Residential Properties Trust, Inc. (“IRPT”) from December 2013 to October 2019 and has served as Chief Financial Officer of the business manager of IRPT since October 2014. Ms. Lynch also has served as Treasurer of Inland Capital Markets Group, Inc. from January 2008 through October 2010 and as a director of Inland Private Capital Corporation since May 2012. Ms. Lynch served as the Treasurer of the business manager of IRPT from December 2013 to October 2014, as a director and Treasurer of Inland Investment Advisors, Inc. from June 1995 to December 2014 and as a director and

Treasurer of Inland Institutional Capital Partners Corporation from May 2006 to December 2014. Ms. Lynch worked for KPMG Peat Marwick LLP from 1980 to 1989. Ms. Lynch holds a B.S. in Accounting from Illinois State University. Ms. Lynch is a member of the Illinois CPA Society. Ms. Lynch also is registered with FINRA as a financial operations principal.

Matthew Donnelly is our Chief Investment Officer, a position he has held since February 2022. He also serves as Head of Originations for our Sub-Advisor, a position he has held since October 2016. From February 2014 to March 2016, Mr. Donnelly was Head of Originations at RFT. where he oversaw the origination, underwriting and closing of more than $1.5 billion in bridge and mezzanine loans. From 2008 to 2014, Mr. Donnelly served as Head of Real Estate Finance for Cole and was responsible for over $10 billion in financings for the company's managed REITs. These financings included REIT-level corporate facilities as well as project-based loans. Prior to joining Cole, Mr. Donnelly was a Managing Director in real estate finance from 1999 to 2008 at Bear Stearns where he managed a team of junior originators and underwriters and was responsible for over $5 billion in CMBS and balance sheet loans. In 1995, Mr. Donnelly began his real estate finance career as a loan officer for Community Preservation Corporation, a non-profit lender focused on low income housing construction and rehabilitation loans on properties in New York City. Mr. Donnelly holds a B.A. in Economics from Fordham University and has a M.A. in Real Estate Investment from New York University.

Cathleen M. Hrtanek is our Secretary, a position she has held since March 2022. She also served as the Secretary of the Advisor from August 2016 to December 2024. Ms. Hrtanek joined Inland in 2005 and is currently Chief Operating Officer of The Inland Real Estate Group, LLC, a position she assumed in May 2024 after most recently holding the titles of Associate General Counsel and Senior Vice President. Ms. Hrtanek has served as a Director of Inland Private Capital Corporation, Inland Securities Corporation, and a Manager of IPC Alternative Real Estate Advisor, LLC, respectively, since February 2024. Ms. Hrtanek has served as the Secretary of IREIT since August 2011 and served as the Secretary of its business manager from August 2011 to December 2024. Ms. Hrtanek also served as the Secretary of Inland Diversified Real Estate Income Trust, Inc. from September 2008 to July 2014 and its business manager from September 2008 to March 2016, and as the Secretary of IPC from August 2009 to May 2017. Prior to joining Inland, Ms. Hrtanek had been employed by Wildman Harrold Allen & Dixon LLP in Chicago, Illinois since September 2001. Ms. Hrtanek has been admitted to practice law in the State of Illinois and holds a B.A. in Political Science and French from the University of Notre Dame and a J.D. from Loyola University Chicago School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by us. Each of our executive officers, including our executive officers who serve as directors, is employed by IREIC, Sound Point, or their affiliates and receive compensation for his or her services, including services performed for us on behalf of the Advisor or the Sub-Advisor, from IREIC or Sound Point, as applicable. Pursuant to the Advisory Agreement, we will not reimburse personnel and related employment costs incurred by the Advisor, Sub-Advisor, or their affiliates in performing the services described in the Advisory Agreement to the extent that such employees serve as our executive officers provided that, for these purposes, our corporate secretary is not considered an “executive officer.”

Compensation of Directors

The following table summarizes compensation earned by the independent directors for the year ended December 31, 2024 ($ in thousands).

Name	Fees Earned or Paid in Cash	Stock Awards	Options Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total Compensation
Norman A. Feinstein	$24	$10	—	—	—	$4	$38
Cynthia Foster Curry	$24	$10	—	—	—	$4	$38
Robert N. Jenkins	$30	$10	—	—	—	$4	$44

(1)
Represents the value of distributions received during the year ended December 31, 2024 on all stock awards received through December 31, 2024.

Cash Compensation

We pay each of our independent directors a retainer of $20,000 per year plus $1,000 for each board meeting the director attends in person ($500 for each board committee meeting) and $500 for each board meeting the director attends by telephone ($350 for each board committee meeting). We also pay our Audit Committee chairperson an annual fee of $5,000. Our independent directors may elect to receive their annual retainer in cash, unrestricted Class I shares, or both.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors. If a director is also one of our officers, or is an employee of the Advisor or the Sub-Advisor, we will not pay any compensation to such person for services rendered as a director.

Stock Compensation

Our Board of Directors has adopted an independent director compensation plan, which operates as a sub-plan of our independent director restricted share plan, which we use to attract and retain directors. Our restricted share plan offers our independent directors an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The restricted share plan authorizes the granting of restricted stock, restricted or deferred stock units, dividend equivalents, and cash-based awards to independent directors for participation in the plan. Our Board of Directors will administer the restricted share plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by our Board of Directors, no award granted under the plan will be transferable except through the laws of descent and distribution.

Our Board of Directors has authorized Class I shares for issuance under the restricted share plan. However, no awards shall be granted under the restricted share plan on any date on which the aggregate number of shares subject to awards previously issued under the restricted share plan, together with the proposed awards to be granted on such date, exceeds 5% of the number of outstanding shares of common stock on such date. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, a stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the plan will be adjusted proportionately and our Board of Directors will make adjustments to the restricted share plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Our Board of Directors may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. Our Board of Directors may discriminate among participants or among awards in exercising its discretion. The restricted share plan will automatically expire on the tenth anniversary of the date on which it was approved by our Board and stockholders, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our Board of Directors may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.

Under the independent director restricted share plan and subject to such plan’s conditions and restrictions, each of our independent directors will automatically receive $10,000 in restricted Class I shares on the date of each annual stockholders’ meeting or, if no annual meeting, in December of each year. Such restricted shares will generally vest over a three-year period following the grant date in increments of 33 1⁄3% per annum; provided, however, that restricted stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a liquidity event.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board of Directors because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this Proxy Statement.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding securities authorized for issuance under our independent director restricted share plan as of December 31, 2024:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	—	$—	494,366
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	494,366

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 25, 2025, the amount of our common stock beneficially owned rounded down to the nearest whole share by (unless otherwise indicated): (i) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers in the aggregate. Unless otherwise noted, the address for each of the persons or entities named in the following table is 2901 Butterfield Road, Oak Brook, Illinois 60523.

	Common Stock Beneficially Owned(1)
Name	Number of Shares	Percentage(2)
Denise C. Kramer(3)	40,040	*
Mitchell A. Sabshon (Former Chief Executive Officer and Chairman)	10,548	*
Donald MacKinnon(4)	29,492	*
Norman A. Feinstein	8,020	*
Cynthia Foster Curry	14,020	*
Robert N. Jenkins	8,020	*
Catherine L. Lynch	600	*
Matthew Donnelly(4)	—	*
Cathleen M. Hrtanek	200	*
All officers and directors as a group (8 persons)	110,940	1.1%

_____________

*	Represents less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Based on a total of 10,117,998 shares of common stock issued and outstanding as of June 25, 2025.
(3)

The shares owned by the Advisor are deemed to be beneficially owned by Ms. Kramer. Ms. Kramer exercises control over the Advisor but does not have sole voting and investment power with respect to the shares owned by the Advisor.

(4)	The address of such person is 375 Park Avenue, 33rd Floor, New York, New York 10152.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

Our Relationship with the Advisor and Sub-Advisor

We are externally managed by the Advisor, a Delaware limited liability company formed in August 2016 that is a wholly owned indirect subsidiary of IREIC, a member company of Inland. The Advisor is responsible for coordinating the management of the day-to-day operations and originating, acquiring and managing our CRE investment portfolio, subject to the supervision of our Board of Directors. The Advisor performs its duties and responsibilities as our fiduciary pursuant to the Advisory Agreement.

The Advisor has delegated certain of its duties to the Sub-Advisor, a Delaware limited liability company formed in September 2016 that is a wholly owned subsidiary of Sound Point CRE Management, LP (“Sound Point CRE”), pursuant to the Sub-Advisory Agreement. Sound Point CRE is a subsidiary of Sound Point Capital Management, LP (“Sound Point”). Among other duties, the Sub-Advisor has the authority to identify, negotiate, originate and acquire our investments and to provide portfolio management, disposition, property management and leasing services for our assets on our behalf. Notwithstanding such delegation to the Sub-Advisor, the Advisor retains ultimate responsibility for the performance of all the matters entrusted to it under the Advisory Agreement, including those duties which the Advisor has not delegated to the Sub-Advisor such as (i) valuation of our assets and calculation of our NAV; (ii) management of our day-to-day operations; (iii) preparation of stockholder reports and communications and arrangement of our annual stockholder meetings; and (iv) advising our company regarding its initial qualification as a REIT for U.S. federal income tax purposes and monitoring its ongoing compliance with the REIT qualification requirements thereafter.

Advisory Agreement

Advisory Fee

Under the terms of the Advisory Agreement, we pay the Advisor an advisory fee that is comprised of both a fixed component and a performance component. We pay the Advisor a monthly fixed component of the advisory fee equal to 1/12th of 1.25% of our NAV.

The performance component of the advisory fee, which is calculated and paid annually, provides that for any year in which our total return per share exceeds 7% per annum, the Advisor will receive 20% of the excess total return allocable to shares of our common stock; provided that in no event will the performance component exceed 15% of the aggregate total return allocable to shares of our common stock for such year. In the event our NAV per share for any class of shares of our common stock decreases below $25.00, the performance component will not be earned on any increase in NAV per share of such class up to $25.00.

The fees paid to the Advisor or Sub-Advisor (including the advisory fees and the Loan Fees (defined below)), may be paid at the Advisor’s election, in cash or Class I shares. To the extent that the Advisor elects to have any portion of the fees paid in Class I shares, we may repurchase such Class I shares from the Advisor, or the Sub-Advisor if such Class I shares have been allocated to the Sub-Advisor pursuant to the Sub-Advisory Agreement, at a later date. Shares of our Class I common stock obtained by the Advisor (or reallocated to the Sub-Advisor) will not be subject to either the one-year holding requirement or the repurchase limits of our SRP.

Loan Fees

Pursuant to the Advisory Agreement, the Advisor receives all loan origination fees (whether paid upfront or upon payoff of all or any portion of a loan), application fees and future funding facility draw request fees related to any loan made by us or the Operating Partnership (such amounts, “Loan Fees”). Loan Fees are only to be paid to the Advisor to the extent that they are paid by a borrower and generally will be paid directly from the borrower to the Advisor. To the extent any Loan Fees are paid to us, we will remit such fees to the Advisor.

Expense Reimbursements

To the extent that the Advisor advances certain costs and expenses that it (or the Sub-Advisor acting on the Advisor’s behalf) incurs on our behalf in connection with our offerings (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses, due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, design and website expenses, transfer agent fees and expenses, costs in connection with preparing sales materials and reasonable expenses related to attending educational meetings and conferences, if any), we will reimburse the Advisor for all such advanced expenses. The Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceed 15% of our gross proceeds from the applicable offering.

We reimburse the Advisor for out-of-pocket expenses that it (or the Sub-Advisor acting on the Advisor’s behalf) incurs in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of investments, whether or not such investments are originated or acquired.

Starting July 1, 2021, pursuant to the Advisory Agreement that was amended and restated on such date, we have agreed to include personnel and related employment costs incurred by the Advisor, Sub-Advisor, or their affiliates in performing the services described in the Advisory Agreement among the expenses for which we will reimburse the Advisor (subject to the Expense Limitation Agreement described and defined below), provided that no reimbursement will be made for costs of such employees to the extent that they serve as our executive officers.

We will not reimburse the Advisor for any amount by which Total Operating Expenses (defined below) during the four preceding fiscal quarters exceeds the greater of (a) 2.0% of our Average Invested Assets (defined below) and (b) 25.0% of our Net Income (defined below). This limit may be exceeded only if our independent directors have made a finding that, based on such unusual and non-recurring factors as they deem sufficient, a higher level of expenses is justified, and such finding is recorded in the minutes of a meeting of the independent directors.

“Total Operating Expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the advisory fee and the performance fee, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). Board of Directors has passed a resolution that we will not read the definition of “total operating expenses” in a matter that is inconsistent with the NASAA REIT Guidelines and that it shall include any company-level management fees.

“Average Invested Assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Net Income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves.

Expense Limitation Agreement

Pursuant to an expense limitation agreement we entered into with the Advisor and Sub-Advisor effective July 1, 2021 (the “Expense Limitation Agreement”), we reimburse the Advisor for ordinary operating expenses up to 1.5%

of our average monthly net assets, provided that ordinary operating expenses beyond the 1.5% limit can be paid in future periods for up to three years after they were incurred to the extent that the limit has not been reached for the future period. Ordinary operating expenses for each class of our common stock consist of all of our ordinary expenses attributable to such class, including administration fees, transfer agent expenses, fees paid to our independent directors, loan servicing expenses, administrative services expenses, acquisition-related expenses, and expenses associated with legal, regulatory compliance and investor relations, but excluding the following: (a) fees paid to the Advisor pursuant to the Advisory Agreement, (b) interest expense and other financing costs, (c) taxes, (d) distribution or stockholder servicing fees, (e) operating expenses for any real estate owned, including depreciation, and (f) unusual, unexpected and/or nonrecurring expenses.

The Expense Limitation Agreement will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of our independent directors and by the mutual consent of the Advisor and Sub-Advisor. Aside from its annual renewal, the Expense Limitation Agreement may not be terminated by the Advisor or Sub-Advisor, but may be terminated by our independent directors on written notice to the Advisor and Sub-Advisor. The Expense Limitation Agreement will automatically terminate if the Advisory Agreement is terminated with such termination effective upon the effective date of the Advisory Agreement’s termination.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement with the Dealer Manager, pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers, registered investment advisers and other qualified financial institutions engaged by the Dealer Manager to participate in the distribution of shares of our common stock. In exchange, the Dealer Manager was entitled to receive (a) upfront selling commissions of up to 6.0%, and upfront dealer manager fees of up to 1.25%, of the transaction price of each Class A share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 7.25% of the transaction price; (b) upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 3.5% of the transaction price; and (c) upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class D shares, Class I shares or shares of any class sold pursuant to the Company’s DRP. All upfront selling commissions and dealer manager fees were reallowed (paid) by the Dealer Manager to participating broker-dealers. The Dealer Manager is also entitled to receive stockholder servicing fees with respect to the Class T, Class S, and Class D shares on an annualized basis as a percentage of our NAV for such class, which percentages are as follows: (a) for Class T shares, 0.85% per annum of the NAV of the Class T shares; (b) for Class S shares, 0.85% per annum of the aggregate NAV for the Class S shares; and (c) for Class D shares, 0.25% per annum of the aggregate NAV for the Class D shares. The stockholder servicing fees are paid monthly in arrears, and the stockholder servicing fee with respect to the Class T shares consists of an advisor stockholder servicing fee and a dealer stockholder servicing fee.

Revolving Credit Liquidity Letter Agreements

IREIC and Sound Point have agreed under separate letter agreements dated July 20, 2021, and July 15, 2021, respectively, to make revolving credit loans to us in an aggregate principal amount outstanding at any one time not to exceed $5 million and $15 million, respectively (the “IREIC-Sound Point Commitments”) from time to time until the Termination Date of the letter agreements. These letter agreements are essentially identical to each other in all material respects other than the commitment amounts. We will use the IREIC-Sound Point Commitments to satisfy requirements to maintain cash or cash equivalents under our repurchase and other borrowing arrangements. The “Termination Date” is the earliest of (i) the Maturity Date (defined below), (ii) the first date on which the borrower’s balance sheet equity is equal to or greater than $500 million, (iii) the date IREIC or one of its affiliates is no longer the Advisor or Sound Point or one of its affiliates is no longer the Sub-Advisor and (iv) such earlier date on which the commitment will terminate as provided in the letter agreements, for example, because of an event of default. The “Maturity Date” is one year from the date of the agreement, and the Maturity Date will be automatically extended every year for an additional year, unless (a) the lender delivers notice of termination 60 days prior to an anniversary of the letter agreements or (b) an Event of Default (defined below) has occurred and is continuing; each letter agreement was automatically extended on its respective anniversary during the year ended December 31, 2024. Each revolving loan will bear interest at 6.00% per annum. Interest is payable in arrears when principal is paid or repaid and on the Termination Date. Each of the following constitutes an “Event of Default” under the letter agreements: (y) we fail to perform or observe any covenant or condition to be performed or observed under the letter agreement (including the obligation to repay a loan in full on the Termination Date) and such failure is not remedied within three business days of its receipt of notice thereof; or (z) we become insolvent or the subject of any bankruptcy proceeding.

Fees and Expenses Paid and Payable

The following table summarizes our related party transactions for the years ended December 31, 2024 and 2023 and the amount due to related parties at December 31, 2024 and 2023 ($ in thousands):

	Year Ended December 31,		Payable as of December 31,
	2024	2023	2024	2023
Organization and offering expense reimbursement (1)	$—	$2	$—	$2
Selling commissions and dealer manager fee (2)	—	4	—	—
Advisory fee (3)	3,196	3,381	265	271
Loan fees(4)	110	400	734	1,313
Accrued stockholder servicing fee(5)	—	4	408	442
Total	$3,306	$3,791	$1,407	$2,028

(1) We reimburse the Advisor, the Sub-Advisor and their respective affiliates for costs and other expenses related to our public offerings, provided the Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceed 15% of its gross proceeds from our public offerings.

(2) For our public offerings, the Dealer Manager was entitled to receive (a) upfront selling commissions of up to 6.0%, and upfront dealer manager fees of up to 1.25%, of the transaction price of each Class A share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 7.25% of the transaction price; (b) upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 3.5% of the transaction price; and (c) upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class D shares, Class I shares or shares of any class sold pursuant to our distribution reinvestment plan (the “DRP”). All upfront selling commissions and dealer manager fees were reallowed (paid) by the Dealer Manager to participating broker-dealers.

(3) The Advisor is entitled to receive an advisory fee comprised of two separate components: (1) a fixed component payable monthly and (2) a performance component payable annually. The fixed component of the advisory fee is paid in an amount equal to 1/12th of 1.25% of our average NAV for each month, paid monthly in arrears. The performance component of the advisory fee is calculated and paid annually, such that for any year in which our total return per share exceeds 7% per annum, the Advisor will receive 20% of the excess total return allocable to shares of our common stock; provided that in no event will the performance fee exceed 15% of the aggregate total return allocable to shares of our common stock for such year. In addition, if the NAV per share decreases below $25 for any class of shares during the measurement period, any subsequent increase in NAV per share to $25 (or such other adjusted number) will not be included in the calculation of the performance component with respect to that class. The Advisor did not waive a portion of the fixed component of the advisory fees for the years ended December 31, 2024 and 2023. The Advisor pays fees to the Sub-Advisor for the services its delegates to the Sub-Advisor or may direct us to pay a portion of the fees otherwise payable to the Advisor directly to the Sub-Advisor.

(4) We pay the Advisor all new loan origination and administrative fees related to CRE loans held for investment, to the extent that such fees are paid by the borrower. Pursuant to the Sub-Advisory Agreement, the Advisor generally will reallow a portion of loans fees and all administrative fees to the Sub-Advisor.

(5) Subject to the Financial Industry Regulatory Authority, Inc. limitations on underwriting compensation, we pay the Dealer Manager selling commissions over time as stockholder servicing fees for ongoing services rendered to stockholders by participating broker-dealers or broker-dealers servicing stockholders’ accounts as follows: (a) for Class T shares only, 0.85% per annum of the NAV of the Class T shares; (b) for Class S shares only, 0.85% per annum of the aggregate NAV for the Class S shares; and (c) for Class D shares only, 0.25% per annum of the aggregate NAV for the Class D shares. We will cease paying the stockholder servicing fee with respect to any Class T share, Class S share or Class D share held in a stockholder’s account upon the occurrence of certain events. We accrue the full cost of the stockholder servicing fee as an offering cost at the time we sell Class T, Class S, and Class D shares. The Dealer Manager does not retain any of these fees, all of which are retained by, or reallowed (paid) to, participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers.

Ownership Interest

As of December 31, 2024 and 2023, the Advisor had invested $1,000,000 in us through the purchase of 40,040 Class P shares. The purchase price per Class P share for the Advisor’s investment was $25.00, with no payment of selling commissions, dealer manager fees or organization and offering expenses. The Advisor has agreed pursuant to its subscription agreement that, for so long as it or its affiliate is serving as the Advisor, (i) it will not sell or transfer at least 8,000 of the Class P shares that it has purchased, accounting for $200,000 of its investment, to an unaffiliated third party; (ii) it will not be eligible to submit a request for these 40,040 Class P shares pursuant to our SRP prior to the fifth anniversary of the date on which such shares were purchased (November 2021); and (iii) repurchase requests made for these Class P shares will only be accepted (a) on the last business day of a calendar quarter, (b) after all repurchase requests from all other stockholders for such quarter have been accepted and (c) to the extent that such repurchases do not cause total repurchases in the quarter in which they are being repurchased to exceed that quarter’s repurchase cap.

As of December 31, 2024 and 2023, Sound Point, an affiliate of the Sub-Advisor, had invested $3,000,000 in us through the purchase of 120,000 Class P shares. The purchase price per Class P share for this investment was $25.00, with no payment of selling commissions, dealer manager fees or organization and offering expenses. Sound Point has agreed pursuant to its subscription agreement that, for so long as the Sub-Advisor or its affiliate is serving as the Sub-Advisor, (i) it will not be eligible to submit a request for the repurchase of these 120,000 shares pursuant to our SRP prior to the fifth anniversary of the date on which such shares were purchased (November 2021); and (ii) repurchase requests made for these shares will only be accepted (a) on the last business day of a calendar quarter, (b) after all repurchase requests from all other stockholders for such quarter have been accepted and (c) to the extent that such repurchases do not cause total repurchases in the quarter in which they are being repurchased to exceed that quarter’s repurchase cap.

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as “Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of our company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Conflicts of Interest

We are subject to various conflicts of interest arising out of our relationship with the Advisor, the Sub-Advisor and their affiliates (including, without limitation, the Dealer Manager) and employees, some of whom serve as our executive officers and directors. These conflicts include (1) conflicts with respect to the allocation of the time of the Advisor, the Sub-Advisor and their key personnel, (2) conflicts with respect to the allocation of investment opportunities, (3) conflicts related to the compensation arrangements between the Advisor, its affiliates and us and (4) conflicts related to our potential borrowings under the IREIC-Sound Point Commitments. Our independent directors have an obligation to function on our behalf in all situations in which a conflict of interest may arise. All of our directors have a fiduciary obligation to act on behalf of our stockholders. We have adopted corporate governance measures to mitigate material conflict risk. Material conflicts and the corporate governance measures we have adopted to mitigate some of the risks associated with these conflicts are discussed below.

Interests of the Advisor, the Sub-Advisor and Their Affiliates in Other Real Estate Programs

We rely on the real estate professionals employed by, and acting on behalf of, the Advisor and the Sub-Advisor to source and manage our investments. Certain members of the Advisor’s and the Sub-Advisor’s management teams are presently, and in the future intend to be, involved with a number of other real estate programs and activities. Existing funds that the Advisor’s and the Sub-Advisor’s management teams are involved with may directly compete with us for investment opportunities because the programs also may seek to provide investors with an attractive level of current income by means of stable distributions from investments in or related to real estate as an asset class.

The Advisor, the Sub-Advisor and their affiliates are not prohibited from engaging, directly or indirectly, in any other business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, ownership, development, management, leasing or sale of real property or the origination, acquisition, ownership, management and disposition of real estate-related assets. None of the entities affiliated with the Advisor or the Sub-Advisor is prohibited from raising money for another entity that makes the same types of investments that we target, and we may co-invest with any such entity. Any such potential co-investment will be subject to approval by our independent directors.

Competition for Originating, Acquiring, Managing and Selling Investments

The Advisor has delegated to the Sub-Advisor the duty to identify, negotiate, originate and acquire our investments and to provide portfolio management, disposition, property management and leasing services for our assets on our behalf. As a result, certain investment opportunities may not be available to us in the future.

Our investment strategy is expected to overlap with the investment strategy of two other client accounts managed by our Sub-Advisor or its affiliates and may overlap with others in the future. Our Sub-Advisor has prepared written investment allocation guidelines regarding the allocation of investment opportunities between us and other Sound Point accounts, which have been approved by our Advisor and our Board of Directors and are described below.

If a certain investment opportunity is deemed suitable for both us and one or more other Sound Point accounts, the Sub-Advisor or its affiliates will determine which program is ultimately awarded the right to pursue the investment in accordance with the investment allocation guidelines. The Sub-Advisor is required to provide information to our Board of Directors to enable our Board of Directors, including the independent directors, to determine whether such procedures are being fairly applied to us.

Sound Point has adopted the investment allocation guidelines to address conflicts of interest arising from its allocation of investment opportunities and to ensure the fair and equitable allocation of investments among us and other Sound Point accounts consistent with its fiduciary obligations. Sound Point will screen the suitability of each investment opportunity for each account based on the following screening criteria (the “Screening Criteria”): liquidity position (i.e., sufficiency of available cash to make and support the investment or need to raise cash); strategic investment objectives; appropriateness of investment based on current portfolio composition, including loan-type, loan-size, asset-type and geographic or borrower diversity; time horizon; tax sensitivity; and any applicable legal or regulatory restrictions, or governing document applicable covenants or asset tests/restrictions.

Since bespoke whole commercial real estate loan investments are not divisible and cannot be allocated pro rata as a general matter, Sound Point will allocate investment opportunities on a pre-determined rotational order and maintain a record of such rotational allocations. Any new account will be added to the bottom of the rotational queue. If, upon due consideration of the Screening Criteria, Sound Point reasonably determines in its discretion that an investment opportunity is suitable and appropriate for the account then atop the rotational queue, the investment opportunity shall be allocated to such account which shall thereupon be moved to the bottom of the rotational queue and all other accounts shall retain their respective relative existing positions in the rotational queue. If, however, upon due consideration of the Screening Criteria, Sound Point reasonably determines in its discretion that an investment opportunity is not suitable and appropriate for the account then atop the rotational queue, the investment opportunity shall be reviewed for suitability with respect to the next account in chronological order in the rotational queue. If Sound Point reasonably determines in its discretion that an investment opportunity is suitable and appropriate for the account then in the second chronological position in the rotational queue, the investment opportunity shall be allocated to such account which shall thereupon be moved to the bottom of the rotational queue and all other accounts shall retain their respective relative existing positions in the rotational queue. If, however, upon consideration of the Screening Criteria, Sound Point reasonably determines in its discretion that an investment opportunity is not suitable and appropriate for the account then in the second chronological position in the rotational queue, the investment opportunity shall be reviewed for suitability with respect to the next account in chronological order in the rotational queue. This process continues until the investment opportunity is deemed suitable for the account with the highest chronological priority in the rotational queue and is, thus, allocated the investment opportunity and thereupon moved to the bottom of the rotational queue.

Our executive officers, certain of our directors and their affiliates also have, and may continue to, acquire or develop CRE-related assets for their own accounts. Furthermore, our executive officers, certain of our directors and their affiliates may form additional CRE-related investment programs in the future, whether public or private, which can be expected to have the same or similar investment objectives and targeted assets as we have, and such persons may be engaged in sponsoring one or more of such programs at approximately the same time as our IPO. The Advisor, the Sub-Advisor, their employees and certain of their affiliates and related parties will experience conflicts of interest as they simultaneously perform investment services for us and other real estate programs that they sponsor or have involvement with.

Allocation of Time of the Advisor’s and the Sub-Advisor’s Key Personnel

We rely on the personnel of the Advisor and its affiliates to manage our day-to-day activities, and we rely on the personnel of the Sub-Advisor to implement our investment strategy. Certain of our officers and non-independent directors are also employees of either the Advisor or the Sub-Advisor and certain of their affiliates, and these individuals are presently, and plan in the future to continue to be, involved with real estate programs and activities which are unrelated to us. As a result, these individuals may have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. The Advisor, the Sub-Advisor and their employees will devote only as much of their time to our business as the Advisor and the Sub-Advisor, in their respective judgment, determine is reasonably required, which, with respect to each individual, may be substantially less than full time. Therefore, the Advisor, the Sub-Advisor and their employees may experience conflicts of interest in allocating management’s time and services among us and other real estate programs or business ventures that the Advisor, the Sub-Advisor or their affiliates manage. This could result in actions that are more favorable to other entities affiliated with the Advisor or the Sub-Advisor than to us. However, the Advisor and the Sub-Advisor have assured us that they and their affiliates have, and will continue to have, sufficient personnel to discharge fully their responsibilities to all of the activities in which they are involved.

Receipt of Fees and Other Compensation by the Advisor and the Sub-Advisor

The Advisory Agreement is not the result of arm’s-length negotiations. As a result, the fees we agree to pay pursuant to the Advisory Agreement may exceed what we would pay to an independent third party. The Advisory Agreement has been approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction as being fair and reasonable to us and on terms and conditions not less favorable than those which could be obtained from unaffiliated entities.

The Advisor will receive substantial fees from us, and the Sub-Advisor will receive substantial fees from the Advisor. These compensation arrangements could influence the Advisor’s and the Sub-Advisor’s advice to us, as well as the judgment of the personnel of the Advisor and the Sub-Advisor who serve as our officers or directors. Among other matters, the compensation arrangements could affect the judgment of the Advisor’s and the Sub-Advisor’s personnel with respect to:

•
the continuation, renewal or enforcement of the Advisory Agreement, and the amounts we pay under such agreement;
•
the advisory fee that we pay to the Advisor is based upon the valuation of our investment portfolio as determined in connection with our determination of NAV, and the Advisor has authority under certain circumstances to adjust the value of certain of our real estate-related assets;
•
the Advisor could be motivated to recommend riskier or more speculative investments in order for us to generate the specified levels of performance that would entitle the Advisor to incentive compensation through the performance component of the advisory fee; and
•
the decision to buy or sell an asset based on whether it will increase or decrease our NAV as opposed to whether it is the most suitable investment for our portfolio.

We will pay the advisory fee regardless of the quality of the services that the Advisor provides during the term of the Advisory Agreement. The Advisor, however, has a fiduciary duty to us. If the Advisor fails to act in our best interest, then it will have violated this duty. The Advisory Agreement may be terminated by us or the Advisor on 60 days’ prior written notice.

Joint Venture and Co-ownership Arrangements with Affiliates

Subject to approval by our Board of Directors and the separate approval of our independent directors, we may enter into joint ventures, participations or other arrangements with affiliates of the Advisor or the Sub-Advisor to acquire CRE debt and other CRE investments. In conjunction with any such arrangements, the Advisor, the Sub-Advisor and their affiliates may have conflicts of interest in determining which of such entities should enter into any particular agreements. Our affiliated partners may have economic or business interests or goals which are or that may become inconsistent with our business interests or goals. In addition, should any such arrangements be consummated, the Advisor or the Sub-Advisor may face a conflict in structuring the terms of the relationship between our interests and the interest of the affiliated partner, in managing the arrangement and in resolving any conflicts or exercising any rights in connection with the arrangements. Since the Advisor and the Sub-Advisor will make various decisions on our behalf, agreements and transactions between the Advisor’s and the Sub-Advisor’s affiliates and us as partners with respect to any such venture will not have the benefit of arm’s-length negotiations of the type normally conducted between unrelated parties. The Advisor, the Sub-Advisor or their affiliates may receive various fees for providing services to the joint venture, including but not limited to an advisory fee, with respect to the proportionate interest in the properties held by our joint venture partners.

In evaluating investments and other management strategies, the opportunity to earn these fees may lead the Advisor or the Sub-Advisor to place undue emphasis on criteria relating to its compensation at the expense of other criteria, such as preservation of capital, in order to achieve higher short-term compensation. We may enter into ventures with the Advisor, the Sub-Advisor, our directors or their affiliates for the acquisition of investments or co-investments, but only if: (i) a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve the transaction as being fair and reasonable to us; and (ii) the investment by us and the Advisor, the Sub-Advisor, such directors or such affiliate are on substantially the same terms and conditions. If we enter into a joint venture with any of our affiliates, the fees payable to the Advisor by us would be based on our share of the investment.

Certain Conflict Resolution Measures

Our charter contains many restrictions relating to conflicts of interest, including those described below.

Advisor Compensation

The independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of the Advisor and the compensation we pay to it to determine whether the provisions of the Advisory Agreement are being carried out.

Term of Advisory Agreement

The current term of the Advisory Agreement ends on December 31, 2025, subject to renewals upon mutual consent of the parties, including an affirmative vote of a majority of our independent directors, for an unlimited number of successive one-year periods. It is the duty of our Board of Directors to evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in these evaluations will be reflected in the minutes of the meetings of our Board of Directors in which the evaluations occur. The Advisory Agreement may be terminated without cause or penalty by us upon a vote of a majority of the independent directors, or by the Advisor, in each case by providing no fewer than 60 days’ prior written notice to the other party.

Certain Transactions with Affiliates

In order to reduce the conflicts inherent in transactions with affiliates, our charter prohibits us from purchasing, selling or leasing assets from or to the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing. In addition, we may not make any loans to the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing. Our charter also prohibits us from investing in indebtedness secured by a mortgage on real property which is subordinate to any mortgage or equity interest of the Advisor, the Sub-Advisor, our directors or any of our affiliates.

Our charter prohibits us from borrowing funds from the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing unless approved by a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and on terms not less favorable to us than comparable loans between unaffiliated parties under the same or similar circumstances. This prohibition on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers, the Advisor, the Sub-Advisor or affiliates of any of the foregoing.

A majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, must conclude that all other transactions between us and the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. Our independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions occurring in the year ended December 31, 2024 are fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties.

Our charter prohibits us from paying a fee to the Advisor, the Sub-Advisor, our directors or affiliates of any of the foregoing in connection with our repurchase of our common stock.

The Advisor, the Sub-Advisor, our directors and their affiliates may not vote their shares regarding (1) the removal of any of them or (2) any transaction between them and us. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, the Sub-Advisor, our directors and their affiliates may not vote, any shares owned by them will not be included.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of KPMG as our independent registered public accounting firm for the year ending December 31, 2025 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting.

We have been advised by KPMG that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of KPMG is not ratified, our Board of Directors will reconsider the appointment.

Stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal years ended December 31, 2024 and 2023 by our independent registered public accounting firm, KPMG, were as follows (dollar amounts in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit fees(1)	$435	$446
Audit-related fees	—	—
Tax fees(2)	50	47
All other fees	—	—
Total	$485	$493
____________

(1) Audit fees consist of fees incurred for the audit of our annual consolidated financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q, as well as fees relating to registration statements.

(2) Tax fees are comprised of tax compliance and tax consulting fees incurred and billed during the respective years.

Our Audit Committee was advised that there were no services provided by KPMG that were unrelated to the audit of the annual fiscal year-end financial statements or the review of interim financial statements that could impair KPMG from maintaining its independence as our independent auditor.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit services performed for us by our independent registered public accounting firm were pre-approved by our Audit Committee.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by our Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by our Audit Committee are required to be submitted to our Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and our principal accounting officer confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

Our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT

Our Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our independent auditors, and operates under a written charter adopted by our Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.inland-investments.com/inpoint. Our Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. Our Audit Committee members are “independent,” consistent with the qualifications set forth in our charter and Rule 10A-3 under the Exchange Act applicable to board of directors in general and audit committees in particular.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. Our Audit Committee’s responsibility is to monitor and oversee the foregoing functions.

Our Audit Committee reviews our financial reporting process on behalf of our Board of Directors. In performance of its oversight function, our Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised our Audit Committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, KPMG LLP. Our independent auditors presented to and reviewed with our Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence and in connection therewith the Committee discussed with the independent auditors their views as to their independence. Our Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, KPMG. Our Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, our Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on our financial statements. Our Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our company’s financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on our Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Submitted by our Audit Committee:

Robert N. Jenkins (Chair)

Norman A. Feinstein

Cynthia Foster Curry

ANNUAL REPORT

A copy of our 2024 Annual Report on Form 10-K was previously made available to our stockholders on our corporate website at https://inland-investments.com/inpoint/literature.

We also make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.inland-investments.com/inpoint, and click “SEC Filings.” Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

OTHER MATTERS

Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2026 annual meeting of stockholders, your proposal must be received by our Secretary on or before March 3, 2026. Your proposal should be mailed by certified mail return receipt requested to our Secretary at InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2026 annual meeting of stockholders, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than February 1, 2026 and no later than 5:00 p.m. Central Time, on March 3, 2026. However, if the 2026 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such 2026 annual meeting of stockholders and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such 2026 annual meeting of stockholders, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

In addition to satisfying the foregoing requirements under our bylaws, the deadline for stockholders to provide notice of a solicitation of proxies pursuant to Rule 14a-19 under the Exchange Act for our next annual meeting in support of director nominees other than the Company’s nominees is July 20, 2026.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call 866-694-6526 or write to: InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, and include your name, the name of your broker or other nominee and your account number(s). You can also request prompt delivery of a copy of this Proxy Statement and Annual Report on Form 10-K by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated in the Notice of Internet Availability and proxy card provided to you) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of our proxy materials.

PROXY CARD

INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 SCAN TO VIEW MATERIALS & VOTE INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 Scan to View Materials & Vote VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76540-P35788 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY INPOINT COMMERCIAL REAL ESTATE INCOME, INC. The Board of Directors of the Company recommends a vote “FOR” the five nominees for director listed below and a vote “FOR” Proposal 2. 1. To elect five director nominees listed in the Proxy Statement: Nominees: For Against Abstain 1a. Denise C. Kramer 1b. Donald MacKinnon 1c. Norman A. Feinstein 1d. Cynthia Foster Curry 1e. Robert N. Jenkins For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. Please sign exactly as name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V76541-P35788 INPOINT COMMERCIAL REAL ESTATE INCOME, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 18, 2025 The undersigned hereby appoint(s) Catherine L. Lynch and Cathleen M. Hrtanek as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Annual Meeting of the Stockholders of InPoint Commercial Real Estate Income, Inc. (the “Company”), to be held at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 1:30 p.m., Central Time, on Thursday, September 18, 2025 (the “Annual Meeting”), and any and all adjournments or postponements thereof, all the shares of the Company the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting and revokes any proxy heretofore given with respect to such Annual Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the director nominees listed herein and “FOR” proposal 2. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting. Continued and to be signed on reverse side